EXHIBIT 10.96

                   AMENDMENT NUMBER 3 TO PURCHASE AGREEMENT


      AMENDMENT NUMBER 3 TO PURCHASE AGREEMENT (this "Amendment") dated as of November 29, 2000, between First Investors Financial Services, Inc., a Texas corporation ("Seller"), and First Investors Auto Receivables Corporation, a Delaware corporation ("FIARC"), amending that certain Purchase Agreement between the Seller and FIARC dated as of October 22, 1996, as heretofore amended by that certain Amendment Number 1 to Purchase Agreement dated as of August 25, 1997 and that certain Amendment Number 2 to Purchase Agreement dated as of March 31, 1999 (the "Purchase Agreement").

      WHEREAS, the parties have agreed to amend the Purchase Agreement in the respects set forth herein.

      NOW THEREFORE, the parties hereby agree as follows:

      SECTION 1. DEFINED TERMS. As used in this Amendment, capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement.

      SECTION 2. DELETION OF DEFINED TERMS. The defined terms "ALAC" and "Norwest" in Article I of the Purchase Agreement are hereby deleted.

      SECTION 3. ADDITIONAL DEFINED TERMS. The following terms are hereby added to Article I of the Purchase Agreement in the appropriate alphabetical order:

            "FISC" shall mean First Investors Servicing Corporation, a Delaware corporation and successor in name to Auto Lenders Acceptance Corporation.

            "Wells Fargo" shall mean Wells Fargo Bank Minnesota, National Association, a national banking association and successor by merger to Norwest Bank Minnesota, National Association.

      SECTION 4. REFERENCES. All references in the Purchase Agreement to "ALAC" are hereby amended to refer to FISC, and all references to "Norwest" are hereby amended to refer to Wells Fargo.

      SECTION 5. AMENDMENT TO DEFINED TERMS.

      (a) The definition of "Security Agreement" is hereby amended to read as follows:

AMENDMENT NUMBER 3 TO PURCHASE
AGREEMENT
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                  "Security Agreement" shall mean that certain Security
            Agreement dated as of October 22, 1996 among FIARC, the Company, the Collateral Agent, the Reserve Account Agent, the Seller and MBIA, as amended prior to the date hereof and as further amended by Amendment Number 3 to Security Agreement dated as of November 29, 2000.

      (b)   The definition of "Servicer" is hereby amended to read as follows:

                  "Servicer" shall mean FISC.

      (c) The definition of "Servicing Agreement" is hereby amended to read as follows:

                  "Servicing Agreement" shall mean the Servicing Agreement dated as of March 31, 1999, among FIARC, as Debtor, Wells Fargo, as Back-up Servicer and Collateral Agent, and FISC, as Servicer, as amended by that certain Amendment Number 1 to Servicing Agreement dated as of November 29, 2000, and as such agreement may be amended, modified and supplemented from time to time (but only with the consent of MBIA).

      SECTION 6. AMENDMENT TO SECTION 5.1. Section 5.1(f) is hereby amended to read as follows:

                  "Upon the written request of the Collateral Agent, upon
            written request from the Secured Parties, the Seller shall cause the following notation to be stamped on the face of a retail installment sales contract or installment loan contract evidencing such
            Receivable: "FIRST INVESTORS FINANCIAL SERVICES, INC. HAS SOLD AND ASSIGNED ALL RIGHT, TITLE AND INTEREST IN THIS CONTRACT TO FIRST INVESTORS AUTO RECEIVABLES CORPORATION, WHICH HAS GRANTED A SECURITY INTEREST IN THIS CONTRACT TO WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION AS COLLATERAL AGENT FOR CERTAIN SECURED PARTIES."

      SECTION 7. LIMITED SCOPE. This Amendment is specific to the circumstances described above and does not imply any future amendment or waiver of rights allocated to the Seller or FIARC under the Purchase Agreement.


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      SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      SECTION 9. SEVERABILITY; COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 10. RATIFICATION. Except as expressly affected by the provisions hereof, the Purchase Agreement as amended shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Purchase Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Purchase Agreement as amended by this Amendment.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 3 as of the date first written above.


                                    FIRST INVESTORS FINANCIAL SERVICES, INC.



                                    By:   ________________________________
                                          Bennie H. Duck, Vice President


                                    FIRST INVESTORS AUTO RECEIVABLES
                                    CORPORATION


                                    By:   ________________________________
                                          Bennie H. Duck, Vice President


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AMENDMENT NUMBER 3 TO PURCHASE
AGREEMENT
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                       CONSENT OF SURETY BOND PROVIDER:

      MBIA Insurance Corporation, in its capacity as Surety Bond Provider under that certain Security Agreement dated as of October 22, 1996, as amended, hereby consents to the foregoing Amendment Number 3 to Purchase Agreement.

                                    MBIA Insurance Corporation


                                    By:___________________________________
                                    Printed Name:_________________________
                                    Title:________________________________


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AMENDMENT NUMBER 3 TO PURCHASE
AGREEMENT